UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 25, 2015

ASHFORD HOSPITALITY PRIME, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-35972	46-2488594
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
As disclosed on the Current Report on Form 8-K filed by Ashford Inc. with the Securities and Exchange Commission on September 14, 2015, Ashford Inc. dismissed Ernst & Young LLP (“EY”) as its independent registered public accounting firm. Subsequently, EY, the independent registered public accounting firm of Ashford Hospitality Prime, Inc. (the “Company”), notified the Audit Committee of the Board of Directors of the Company on September 25, 2015 that EY is resigning as the Company’s independent registered public accounting firm, effective upon the filing of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2015.
On September 29, 2015, the Company appointed BDO USA, LLP (“BDO”) as the Company’s new independent registered public accounting firm. The appointment of BDO was approved by the Audit Committee of the Board of Directors of the Company effective upon the filing of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2015.
The reports of EY on the Company’s financial statements for the fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles. During the Company’s fiscal years ended December 31, 2014 and 2013 and the subsequent interim period through September 25, 2015, there were (i) no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY would have caused EY to make reference to the subject matter of the disagreements in connection with its report, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Company has requested that EY furnish it with a letter addressed to the Securities and Exchange Commission stating whether EY agrees with the above statements. A copy of such letter dated October 1, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
During the fiscal years ended December 31, 2014 and 2013, and the subsequent interim period through September 25, 2015, neither the Company nor anyone acting on its behalf consulted with BDO regarding either (1) the application of accounting principles to any specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did BDO provide written or oral advice to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
Exhibit
Number     Exhibit Description

16.1	Letter of Ernst & Young LLP dated October 1, 2015

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 1, 2015

ASHFORD HOSPITALITY PRIME, INC.

By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel